UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2006

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-20800 (Commission File Number)	91-1572822 (I.R.S. Employer Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
S I G N A T U R E
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events.
On July 25, 2006, Sterling Financial Corporation (“Sterling”) announced that it has filed a “shelf” registration statement on Form S-3 with the Securities and Exchange Commission. The registration statement allows Sterling to offer up to $100 million in common or preferred stock from time to time. The registration statement was effective immediately.
Sterling expects to use any funds raised under the registration statement for general corporate purposes, which may include repayment of debt, capital expenditures, possible acquisitions, investments, and repurchases of Sterling’s capital stock. The text of the press release is included as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
     (c) The following exhibit is being filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling dated July 25, 2006.

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S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

July 25, 2006 Date	By:	/s/ Daniel G. Byrne Daniel G. Byrne
Executive Vice President, Assistant Secretary, and
Principal Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling dated July 25, 2006.

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